WINTHROP REALTY TRUST ANNOUNCES RESULTS FOR
SECOND QUARTER 2010 AND DECLARES THIRD QUARTER CASH DIVIDEND

FOR IMMEDIATE RELEASE

Boston, Massachusetts – August 5, 2010 – Winthrop Realty Trust (NYSE:FUR) announced today financial and operating results for the second quarter ended June 30, 2010.  All per share amounts are on a diluted basis.

2010 Second Quarter Highlights and Subsequent Events

•
Reported net income from continuing operations attributable to Common Shares of $5.4 million or $0.25 per Common Share and a net loss from discontinued operations of ($0.9) million or ($0.04) per Common Share for the quarter ended June 30, 2010, compared with a net loss from continuing operations of ($71.1) million, or ($4.50) loss per Common Share and a net loss from discontinued operations of ($0.1) million or ($0.00) per Common Share for the quarter ended June 30, 2009.

•
In May 2010, purchased for par a $6.5 million non-performing first mortgage loan secured by an 80,000 square foot office building with its own four-story enclosed parking garage located in San Diego, California.

•	In June 2010, purchased for $8.1 million a $10.0 million non-performing first mortgage loan secured by a 118,000 square foot office building located in Englewood, Colorado, a suburb of Denver.

•
In June 2010, purchased for $10.3 million a $20.5 million non-performing first mortgage loan secured by a newly completed 85,000 square foot medical office building located in Deer Valley, Arizona, a suburb of Phoenix.

•
In June 2010, purchased for $7.8 million, a 50% interest in a $15.6 million newly created 12% B Participation interest in a $70 million first mortgage loan through a joint venture with Retail Opportunity Investment Corp.  The first mortgage loan is secured by a 405,000 square foot retail center located in Riverside, California.

•
In July 2010, purchased for $19.8 million a $23.5 million performing B Note which is subordinate to a $253.7 million A Note both of which are secured by a first mortgage encumbering a 1,188,000 square foot office building located in New York, New York.  In August, sold a 50% pari passu participation interest in the B Note for a purchase price equal to 50% of the price paid.

•	In July 2010, acquired for a purchase price of approximately $27.0 million a $31.1 million performing first mortgage loan secured by a 276 unit Class A apartment community in Tempe, Arizona.

•
In July 2010, purchased for $8.2 million a $10.2 million performing first mortgage loan collateralized by an office building located at 1701 E. Woodfield Road, Schaumburg, Illinois, a suburb of Chicago which property is currently in our Marc Realty joint venture.  Simultaneously with the acquisition of the loan, the venture made a principal payment on the loan of $3.2 million (50% of which was contributed by each of the Company and Marc Realty) and the loan was modified to reduce the balance to $5.0 million.

•
In July 2010, acquired two rake bonds with a face amount of $2.3 million for $1.2 million.  The rake bonds are subordinate to $17.7 million of senior debt all of which is secured by a 229,000 square foot office complex in Costa Mesa, California.

•	Exercised our one-year option to extend the loan with Keybank encumbering 14 of our properties through June 2011.

•	Declared a regular quarterly cash dividend for the second quarter of 2010 of $0.1625 per Common Share which was paid on July 15, 2010.

Second Quarter 2010 Financial Results

Net income applicable to Common Shares for the quarter ended June 30, 2010 was $4.5 million, or $0.21 per Common Share, compared with a net loss of ($71.2) million, or ($4.50) loss per Common Share, for the quarter ended June 30, 2009.  The change in net income is primarily the result of an $81.5 million loss recognized on our equity investment in Lex-Win Concord during the 2009 period which was offset by a $13.3 million decrease in unrealized gain on securities carried at fair value.

For the quarter ended June 30, 2010, the Company reported Funds from Operations applicable to Common Shares (FFO) of $8.4 million, or $0.39 FFO per Common Share, compared with a negative FFO of ($68.3) million, or ($4.32) negative FFO per Common Share, for the quarter ended June 30, 2009.  Adjusting FFO for certain items that affect comparability which are listed in the table below, FFO for the quarter ended June 30, 2010 was $9.3 million or $0.44 per Common Share, compared with FFO of $19.2 million, or $1.22 FFO per Common Share for the quarter ended June 30, 2009.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Funds from Operations	$8,445	$(68,307)	$16,330	$(87,606)

Items that affect comparability (income) expense:
Non-cash asset write-downs:
Provision for loss on loans receivable	-	1,724	-	2,152
Loan available for sale impairment	-	203	-	203
Loan loss and impairments from partially owned entity – Concord	-	51,246	-	71,390
Impairment of equity investment in Concord	-	31,670	-	31,670
Preferred equity impairment	-	4,850	-	4,850
Impairment of real estate	1,000	-	1,000	-
Net gain on sale of preferred equity	-	(735)	-	(735)
Net gain on repurchase of Series B-1 Preferred Shares	-	-	-	(5,237)
Total items that affect comparability	1,000	88,958	1,000	104,293

Funds from Operations adjusted for comparability	9,445	20,651	17,330	16,687

Series C Preferred Share dividends	(58)	-	(171)	-
Allocation of earnings to Series B-1 Preferred Shares	(68)	(1,413)	(74)	(517)
Allocation of earning to Series C Preferred Shares	(54)	-	(185)	-
FFO applicable to Common Shares-Basic	$9,265	$19,238	$16,900	$16,170
Weighted-average Common Shares - Basic	21,175	15,822	20,888	15,814
FFO Per Common Share-Basic	$0.44	$1.22	$0.81	$1.02

Diluted
Funds from Operations adjusted for comparability	$9,445	$20,651	$17,330	$16,687
Series C Preferred Share dividends	-	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	(68)	-	(74)	-
Adjustment for dilution of Series B-1 Preferred Shares	-	686	-	1,346
Allocation of earning to Series C Preferred Shares	-	-	-	-
FFO applicable to Common Shares - Diluted	$9,377	$21,337	$17,256	$18,033

Weighted-average Common Shares	21,175	15,822	20,888	15,814
Stock options	2	-	2	-
Convertible Series B-1 Preferred Shares	-	1,662	-	1,781
Convertible Series C Preferred Shares	257	-	522	-
Diluted weighted-average Common Shares	21,434	17,484	21,412	17,595
FFO Per Common Share - Diluted	$0.44	$1.22	$0.81	$1.02

(1)	See the Funds From Operations table below for a reconciliation of net income to FFO for the three and six months ended June 30, 2010 and 2009.
______________________

Supplemental Financial Information

Further details regarding financial results, properties and tenants can be accessed at www.winthropreit.com in the Investor Relations section.

Third Quarter 2010 Dividend Declaration

The Company’s Board of Trustees is announcing that it has declared a dividend for the third quarter of 2010 of $0.1625 per Common Share payable on October 15, 2010 to common shareholders of record on September 30, 2010.

The Company also has declared the regular quarterly cash dividend of $0.40625 per Series B-1 Preferred Share and per Series C Preferred Share which is payable on October 29, 2010 to the holders of Series B-1 Preferred Shares or Series C Preferred Shares, as applicable, of record on September 30, 2010.

Conference Call Information

The Company will host a conference call to discuss its second quarter 2010 results today, Thursday, August 5, 2010 at 2:00 pm Eastern Time.  Interested parties may access the live call by dialing (877) 407-9205 or (201) 689-8054, or via the Internet at www.winthropreit.com within the News and Events section.  A replay of the call will be available through September 6, 2010 by dialing (877) 660-6853; account #286, confirmation #351555.  An online replay will also be available through September 6, 2010.

About Winthrop Realty Trust

Winthrop Realty Trust is a real estate investment trust (REIT) that owns, manages and lends to real estate and related investments, both directly and through joint ventures.  Winthrop Realty Trust is listed on the New York Stock Exchange and trades under the symbol “FUR.”  The Company has executive offices in Boston, Massachusetts and Jericho, New York. For more information please visit www.winthropreit.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements in this release state the Company’s and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements for which the Company claims the protections of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995.  It is important to note that future events and the Company’s actual results could differ materially from those described in or contemplated by such forward-looking statements.  Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes, (vi) changes in accessibility of debt and equity capital markets and (vii) defaults by borrowers on loans.  Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, copies of which may be obtained from the Company or the Securities and Exchange Commission.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

Consolidated Financial Results

Financial results for the three and six months ended June 30, 2010 and 2009 are as follows (in thousands except per share amounts):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Revenue
Rents and reimbursements	$9,636	$10,105	$19,156	$20,760
Interest and dividends	3,590	2,214	6,799	3,966
	13,226	12,319	25,955	24,726
Expenses
Property operating	1,822	1,643	3,781	3,502
Real estate taxes	340	621	1,060	1,294
Depreciation and amortization	2,434	2,634	4,796	5,485
Interest	3,666	4,301	7,317	8,576
Provision for loss on loan receivable	-	1,724	-	2,152
General and administrative	1,916	1,875	3,825	3,317
State and local taxes	85	147	100	197
	10,263	12,945	20,879	24,523
Other income
Earnings (loss) from preferred equity investments	85	(3,209)	168	(2,194)
Equity in loss of equity investments	(392)	(82,249)	(919)	(100,412)
Gain on sale of securities carried at fair value	78	2,685	773	2,598
Unrealized (loss) gain on securities carried at fair value	(750)	12,580	1,790	1,432
Impairment loss on real estate loan available for sale	-	(203)	-	(203)
Gain on extinguishment of debt	-	-	-	5,237
Unrealized gain on loan securities carried at fair value	3,625	-	3,012	-
Interest income	40	42	77	114
	2,686	(70,354)	4,901	(93,428)

Income (loss) from continuing operations	5,649	(70,980)	9,997	(93,225)

Discontinued operations
Loss from discontinued operations	(898)	(51)	(776)	(68)

Consolidated net income (loss)	4,751	(71,031)	9,201	(93,293)
Income attributable to non-controlling interests	(175)	(165)	(420)	(336)
Net income(loss) attributable to Winthrop Realty Trust	4,576	(71,196)	8,781	(93,629)
Income attributable to non-controlling redeemable preferred interest	(58)	-	(171)	-
Net income (loss) attributable to Common Shares	$4,518	$(71,196)	$8,610	$(93,629)

Comprehensive income (loss)
Consolidated net income (loss)	$4,751	$(71,031)	$9,201	$(93,293)
Change in unrealized gain (loss) on available for sale securities	(5)	9	2	11
Change in unrealized gain (loss) on interest rate derivative	(28)	127	12	265
Change in unrealized loss from equity investments	-	26,371	-	26,174
Comprehensive income (loss)	$4,718	$(44,524)	$9,215	$(66,843)

Per Common Share Data – Basic
Income (loss) from continuing operations	$0.25	$(4.50)	$0.44	$(5.92)
Loss from discontinued operations	(0.04)	-	(0.03)	-
Net income (loss) attributable to Winthrop Realty Trust	$0.21	$(4.50)	$0.41	$(5.92)

Per Common Share Data – Diluted
Income (loss) from continuing operations	$0.25	$(4.50)	$0.44	$(5.92)
Loss from discontinued operations	(0.04)	-	(0.03)	-
Net income (loss) attributable to Winthrop Realty Trust	$0.21	$(4.50)	$0.41	$(5.92)

Basic Weighted-Average Common Shares	21,175	15,822	20,888	15,814
Diluted Weighted-Average Common Shares	21,177	15,822	21,412	15,814

Funds From Operations:

The following presents a reconciliation of net income to funds from operations for the three and the six months ended June 30, 2010 and 2009 (in thousands, except per share amounts):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Net income (loss) attributable to Winthrop Realty Trust	$4,576	$(71,196)	$8,781	$(93,629)
Real estate depreciation	1,508	1,657	3,014	3,347
Amortization of capitalized leasing costs	894	1,017	1,719	2,217
Real estate depreciation and amortization of unconsolidated interests	2,266	1,007	4,400	2,054

Less: Non-controlling interest share of real estate depreciation and amortization	(799)	(792)	(1,584)	(1,595)

Funds from operations	8,445	(68,307)	16,330	(87,606)
Series C Preferred Share dividends	(58)	-	(171)	-
Allocations of earnings to Series B-1 Preferred Shares	(26)	-	(31)	-
Allocations of earnings to Series C Preferred Shares	(43)	-	(162)	-
FFO applicable to Common Shares-Basic	$8,318	$(68,307)	$15,966	$(87,606)

Weighted-average Common Shares	21,175	15,822	20,888	15,814

FFO Per Common Share-Basic	$0.39	$(4.32)	$0.76	$(5.54)

Diluted
Funds from operations (per above)	$8,445	$(68,307)	$16,330	$(87,606)
Series C Preferred Share dividends	-	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	(26)	-	(31)	-
Allocation of earning to Series C Preferred Shares	-	-	-	-
FFO applicable to Common Shares	$8,419	$(68,307)	$16,299	$(87,606)

Weighted-average Common Shares	21,175	15,822	20,888	15,814
Stock options	2	-	2	-
Convertible Series C Preferred Shares	257	-	522	-
Diluted weighted-average Common Shares	21,434	15,822	21,412	15,814
FFO Per Common Share-Diluted	$0.39	$(4.32)	$0.76	$(5.54)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  FFO and FFO per diluted share exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance.  A reconciliation of net income to FFO is provided above.  In addition, a reconciliation of FFO to FFO before certain items that affect comparability is provided above in this press release.

Consolidated Balance Sheets:
(in thousands, except share data)

	June 30, 2010	December 31, 2009

ASSETS
Investments in real estate, at cost
Land	$20,659	$20,659
Buildings and improvements	229,132	228,419
	249,791	249,078
Less: accumulated depreciation	(33,279)	(31,269)
Investments in real estate, net	216,512	217,809

Cash and cash equivalents	37,913	66,493
Restricted cash held in escrows	8,574	9,505
Loans receivable, net	53,395	26,101
Accounts receivable, net of allowances of $430 and $565, respectively	11,870	14,559
Securities carried at fair value	43,754	52,394
Loan securities carried at fair value	4,673	1,661
Available for sale securities, net	-	203
Preferred equity investment	3,951	4,012
Equity investments	82,907	73,207
Lease intangibles, net	23,218	22,666
Deferred financing costs, net	1,366	1,495
Deposits	4,100	-
Assets held for sale	2,180	3,087
TOTAL ASSETS	$494,413	$493,192

LIABILITIES

Mortgage loans payable	$213,375	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at June 30, 2010 and December 31, 2009, respectively	21,300	21,300
Accounts payable and accrued liabilities	8,670	7,401
Dividends payable	3,481	3,458
Deferred income	38	48
Below market lease intangibles, net	2,514	2,849
TOTAL LIABILITIES	249,378	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 and 544,000 shares authorized and outstanding at June 30, 2010 and December 31, 2009, respectively	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholders’ Equity:

Common Shares, $1 par, unlimited shares authorized; 21,181,449 and 20,375,483 outstanding at June 30, 2010 and December 31, 2009, respectively	21,181	20,375

Additional paid-in capital	507,440	498,118

Accumulated distributions in excess of net income	(299,584)	(301,317)

Accumulated other comprehensive loss	(73)	(87)
Total Winthrop Realty Trust Shareholders’ Equity	228,964	217,089

Non-controlling interests	12,850	12,111

Total Equity	241,814	229,200
TOTAL LIABILITIES AND EQUITY	$494,413	$493,192

Further details regarding the Company’s results of operations, properties, joint ventures and tenants are available in the Company’s Form 10-Q for the quarter ended June 30, 2010 which will be filed with the Securities and Exchange Commission and will be available for download at the Company’s website www.winthropreit.com or at the Securities and Exchange Commission website www.sec.gov.

# # #
Contact Information:

AT THE COMPANY

Thomas Staples
Chief Financial Officer
(617) 570-4614